UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 17th Street, Suite 3700

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 20, 2023, Civitas Resources, Inc., a Delaware corporation (the “Company”) issued a press release announcing that, subject to market and other conditions, the Company intends to offer for sale $1,350 million in aggregate principal amount of new senior unsecured notes due 2028 (the “2028 Notes”) and $1,350 million in aggregate principal amount of new senior unsecured notes due 2031 (the “2031 Notes” and together with the 2028 Notes, the “Notes”) in a private offering to eligible purchasers that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Each series of the Notes will be subject to a “special mandatory redemption” in the event that either or both of the transactions contemplated by (i) the Membership Interest Purchase Agreement, dated June 19, 2023, by and among the Company, Hibernia Energy III Holdings, LLC and Hibernia Energy III-B Holdings, LLC (such transaction, the “Hibernia Acquisition”) or (ii) the Membership Interest Purchase Agreement, dated June 19, 2023, by and among the Company, Tap Rock Resources Legacy, LLC, Tap Rock Resources Intermediate, LLC, Tap Rock Resources II Legacy, LLC, Tap Rock Resources II Intermediate, LLC, Tap Rock NM10 Legacy Holdings, LLC and Tap Rock NM10 Holdings Intermediate, LLC, solely in its capacity as the sellers’ representative, Tap Rock I Legacy, and solely for the limited purposes set forth therein, Tap Rock Resources, LLC (such transaction, the “Tap Rock Acquisition” and, together with the Hibernia Acquisition, the “Acquisitions”) are not consummated on or prior to October 31, 2023, or if the Company notifies the trustee of the Notes that it will not pursue the consummation of either or both of the Acquisitions.

A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Forward-Looking Statements and Cautionary Statements

Certain statements in this Current Report on Form 8-K concerning future opportunities for the Company, future financial performance and condition, guidance and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, returns to shareholders, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding the Company’s plans and expectations with respect to the Acquisitions and the anticipated impact of the Acquisitions on the Company’s results of operations, financial position, growth opportunities, reserve estimates and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the risk that a condition to closing of the Acquisitions may not be satisfied, that either party may terminate the Hibernia Acquisition agreement or the Tap Rock Acquisition agreement or that the closing of the Acquisitions might be delayed or not occur at all; potential adverse relations or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisitions; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of the targets of the Acquisitions; the Company’s future financial condition, results of operations, strategy and plans; the ability of the Company to realize anticipated synergies related to the Acquisitions in the timeframe expected or at all; any litigation relating to the Acquisitions; changes in capital markets and the ability of the Company to finance operations in the manner expected; the effects of commodity prices; and the risks of oil and gas activities. Additionally, risks and uncertainties that could cause actual results to differ materially from those anticipated also include: declines or volatility in the prices we receive for our oil, natural gas, and natural gas liquids; general economic conditions, whether internationally, nationally or in the regional and local market areas in which we do business, including any future economic downturn, the impact of continued or further inflation, disruption in the financial markets and the availability of credit on acceptable terms; the effects of disruption of our operations or excess supply of oil and natural gas due to world health events and the actions by certain oil and natural gas producing countries including Russia; the continuing effects of the COVID-19 pandemic, including any recurrence or the worsening thereof; the ability of our customers to meet their obligations to us; our access to capital on acceptable terms; our ability to generate sufficient cash flow from operations, borrowings, or other sources to enable us to fully develop our undeveloped acreage positions; our ability to continue to pay dividends at their current level or at all; the presence or recoverability of estimated oil and natural gas reserves and the actual future sales volume rates and associated costs; uncertainties associated with estimates of proved oil and gas reserves; the possibility that the industry may be subject to future local, state, and federal regulatory or legislative actions (including additional taxes and changes in environmental, health and safety regulation and regulations addressing climate change); environmental, health and safety risks; seasonal weather conditions, as well as severe weather and other natural events caused by climate change; lease stipulations; drilling and operating risks, including the risks associated with the employment of horizontal drilling and completion techniques; our ability to acquire adequate supplies of water for drilling and completion operations; availability of oilfield equipment, services, and personnel; exploration and development risks; operational interruption of centralized oil and natural gas processing facilities; competition in the oil and natural gas industry; management’s ability to execute our plans to meet our goals; unforeseen difficulties encountered in operating in new geographic areas; our ability to attract and retain key members of our senior management and key technical employees; our ability to maintain effective internal controls; access to adequate gathering systems and pipeline take-away capacity; our ability to secure adequate processing capacity for natural gas we produce, to secure adequate transportation for oil, natural gas, and natural gas liquids we produce, and to sell the oil, natural gas, and natural gas liquids at market prices; costs and other risks associated with perfecting title for mineral rights in some of our properties; political conditions in or affecting other producing countries, including conflicts in or relating to the Middle East, South America and Russia (including the current events involving Russia and Ukraine), and other sustained military campaigns or acts of terrorism or sabotage; and other economic, competitive, governmental, legislative, regulatory, geopolitical, and technological factors that may negatively impact our businesses, operations, or pricing. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional information concerning other risk factors is also contained in the Company’s most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and SEC filings. All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Press Release issued June 20, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Civitas Resources, Inc.

Date: June 20, 2023	By:	/s/ Travis L. Counts
	Name:	Travis L. Counts
	Title:	Chief Legal Officer and Secretary